                          PRINCIPAL PROTECTION FUNDS

                                 ANNUAL REPORT


                               IAI Reserve Fund
                             IAI Money Market Fund



                               January 31, 1996


















                                  [IAI LOGO]

                                 MUTUAL FUNDS

                               [PHOTO OF GLOBE]

                               Table of Contents
                               -----------------
                    IAI Reserve Fund, IAI Money Market Fund

                                 Annual Report
                                January 31, 1996


Chairman's Letter....................... 2
Fund Managers' Reviews
 IAI Reserve Fund....................... 4
 IAI Money Market Fund.................. 6
Fund Portfolios
 IAI Reserve Fund....................... 8
 IAI Money Market Fund..................11
Notes to Fund Portfolios................13
Statements of Assets and Liabilities....14
Statements of Operations................15
Statements of Changes in Net Assets.....16
Financial Highlights
 IAI Reserve Fund.......................18
 IAI Money Market Fund..................19
Notes to Financial Statements...........20
Independent Auditors' Report............24
Federal Tax Information.................25
IAI Mutual Fund Family..................26
Distributor, Adviser, Custodian,
Legal Counsel, Independent Auditors,
Directors................Inside Back Cover

                               Chairman's Letter
                               -----------------
                    IAI Reserve Fund, IAI Money Market Fund

A great Time To Diversify

[PHOTO]
Noel P. Rahn,
Chairman


The year ended January 31, 1996 was one of the best periods in my memory for U.S. stocks and bonds. The economy has been behaving just right; not too fast to bring back inflation, and not too slow to bring on a recession. In addition, American business is the most productive in the world. It's a perfect recipe for continued success in the markets.

But just as the investment world was gloomy in 1994, let's not assume that 1995's performance is the norm either. As we've seen so far in 1996, stocks and bonds can be volatile. That's particularly important to remember when prices are high. One of the most important investment principles is diversification--not putting all your eggs in one basket.

By investing in mutual funds, you have already taken a step toward diversification. A typical mutual fund invests in dozens of securities, a much more diversified portfolio than you can generally achieve on your own. But another way to diversify is to broaden your investment horizon into areas that haven't done quite as well. One example: international funds.

Developed and developing markets throughout the world have not matched the U.S. economy during the past year. As a result, their securities markets have lagged the United States. Since international markets largely move independently of the United States, an investment overseas is considered an excellent way to diversify a portfolio. This is particularly true when our markets are nearing or achieving all-time highs.

If investing internationally is not for you, then there are other ways to diversify your portfolio. If you've got mutual funds that invest in just one type of investment objective, then you might want to consider broadening your investment horizon. Of course, whether you focus on growth, income or a blend of the two depends on your time horizon. If you're investing for a retirement that's 30 years down the road, then you can afford to take more risk than if you need the income from those investments right away.

Regardless of the time frame, the U.S. markets will continue to be impacted by the performance of the economy, the outlook for inflation, and the level of interest rates. Over the next six months, the presidential primary season will also play a role. All of these events are truly unpredictable and uncontrollable by the average investor. That makes investing a continuing challenge, and another reason to stay diversified.

                               Chairman's Letter
                               -----------------
                    IAI Money Market Fund, IAI Reserve Fund

Economic Outlook

Larry Hill, IAI's Chief Fixed Income Officer, provides his economic outlook below, as published recently in the Adviser.

We believe that the bond market will continue to be volatile throughout 1996. The economy, which began 1996 on a weak note, will likely perk up as we move through the year. This perception of a stronger economy will cause fixed income investors to be conservative in their investment approach. True, the first quarter data may have been penalized by an unusually rough winter throughout the U.S. We also think that the government-generated economic data for the first quarter may be unreliable because of the federal government shutdowns that occurred in December and January. Nevertheless, the rest of the year is likely to appear strong in comparison.

We are also concerned that inflation, which has been running about 2.5% per year, could begin to creep up later this year. One uncertainty is the possibility that China will step up its demand for worldwide grain to feed 1.3 billion people who live in that country. That would put a severe strain on agriculture prices. As we have seen, any signs of inflation or faster economic growth creates volatility in the bond market.

Bonds offer two components of total return: coupon payments and changes in net asset value caused by interest rate movements. Unlike 1995, when bond investors earned most of their returns from rising net asset values, 1996 will likely be a year of single-digit returns, primarily from coupon yields. Returns in the 5-7% range are about average for bond returns during recent decades.

Please read the Fund Manager's Reviews, which follow this letter, for a detailed perspective on the Funds' performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

                                       Sincerely,

                                       /s/ Noel P. Rahn
                                       Noel P. Rahn
                                       Chairman

                             Fund Managers' Review
                             ---------------------
                               IAI Reserve Fund



IAI Reserve Fund

                                    [PHOTO]

                            Timothy A. Palmer, CFA
                          IAI Reserve Fund Co-Manager




                                    [PHOTO]

                            Livingston Douglas, CFA
                          IAI Reserve Fund Co-Manager


Fund Objectives

The IAI Reserve Fund's investment objective is to provide shareholders with high levels of capital stability and liquidity, and, to the extent consistent with these primary objectives, a high level of current income. The Fund pursues its objective primarily through investment in a diversified portfolio of investment-grade bonds and other debt securities of similar quality.

Fund Positioning for the Past Year

Interest rates at all maturity levels continued to fall. Between July 31, 1995 and January 31, 1996, the yield on one-year U.S. Treasury bills fell from 5.64% to 4.89%. Since July 1995, the Federal Reserve Board has reduced the Federal Funds rate, the amount banks charge each other for overnight loans, a total of 0.75%. The current Fed Funds rate is 5.25%, still high compared to inflation, which is running at an annual rate of about 2.5%.

Although Wall Street has been focusing its attention on a variety of factors, including budget talks in Washington, the Presidential primaries and debt issuance, economic fundamentals will continue to be the most important factor for the market. The level of economic activity and inflation data will continue to drive Federal Reserve policy. Changes in market perception of these factors have driven bond market returns over recent months.

The IAI Reserve Fund is comprised of a portfolio of bonds whose average maturity and duration is about one year. Currently, we are employing a modified "barbell" strategy--the portfolio includes a mix of bonds maturing in 2-3 years, a small portion of bonds maturing in ten years, and money market instruments maturing in 30-60 days. At present, the Fund is avoiding one-year maturities, because these securities offer the least attractive value in the market.

The Fund, which includes U.S. Treasuries, asset-backed securities, commercial paper and corporate bonds, added to its position in mortgage-backed securities with stable but short maturities. These mortgages offer protection in the event of a temporary increase in interest rates. We continue to see value in corporate bonds as we do not believe the economy is headed into a recession.

Fund Positioning Going Forward

Because the U.S. economy continues to grow slowly, and inflation has remained low, we expect the Federal Reserve Board to continue to have a bias toward lower short-term interest rates in 1996. However, we believe that interest rates on longer-term securities are less likely to fall as far. In this environment we are inclined to maintain our bias in favor of corporate notes over U.S. Government issues. Although rates are unlikely to fall as much this year as in 1995, we expect short term bonds to perform well in 1996. Nonetheless, we will remain on the watch for signs of a potential rekindling of inflation.


/S/ Timothy A. Palmer, CFA

Timothy A. Palmer, CFA
Fund Manager

                             Fund Managers' Review
                             ---------------------
                                IAI Reserve Fund


Value of $10,000 Investment+

[PERFORMANCE GRAPH APPEARS HERE]

              IAI       Salomon Brothers
            Reserve         One Year
             Fund      Treasury Bill Index
1/31/86     $10,040          $10,067
1/31/87     $10,558          $10,786
1/31/88     $11,201          $11,477
1/31/89     $11,963          $12,154
1/31/90     $12,985          $13,317
1/31/91     $14,100          $14,576
1/31/92     $15,122          $15,759
1/31/93     $15,661          $16,564
1/31/94     $16,201          $17,177
1/31/95     $16,679          $17,736
1/31/96     $17,804          $19,101


Average Annual Returns+
Through 1/31/96

                              1 Year    5 Years    10 Years
 IAI Reserve Fund             6.76%      4.78%      5.94%
 Salomon Brothers One Year
 Treasury Bill Index          7.70%      5.56%      6.69%

/+ Past performance is not predictive of future performance./

Sectors
% of Portfolio as of 1/31/96

[PIE CHART APPEARS HERE]

U.S. Government.........  9%
Corporate............... 16%
U.S. Government Agency..  5%
Asset-Backed............ 18%
U.S. Government
 Agency Mortgage-Backed.  9%
Commercial Paper........ 43%


Effective Maturity
% of Portfolio as of 1/31/96

[GRAPH APPEARS HERE]

Years

0-1.....................  59%
1-3.....................  26%
3-5.....................   9%
5-10....................   2%
10-20...................   4%


Note to Chairman's Letter & Fund Manager's Review

Performance data for the IAI Reserve Fund includes changes in share price and reinvestment of dividends and capital gains. Past performance is not a guarantee of future results. The Fund's investment return, yield and principal may fluctuate so that, when redeemed, shares may be worth more or less than the original cost. More complete information about the Fund, including charges and expenses, is available in the prospectus. Please read the Fund's prospectus carefully before investing. All indices cited are unmanaged, and are either trademarks, registered trademarks or copyrights of their respective sponsoring companies.

Credit Rating
% of Portfolio as of 1/31/96

U.S. Government  21%
Aaa............  20%
Aa.............  42%
A..............  --%
Baa............  17%
Non-Investment
Grade..........  --%

                             Fund Manager's Review
                             ---------------------
                             IAI Money Market Fund

IAI Money Market Fund

 [PHOTO APPEARS HERE]
  Timothy A. Palmer,
         CFA
   IAI Money Market
     Fund Manager


      "We have chosen to keep the portfolio's maturity relatively short."


Fund Objective

The Fund's investment objective is to provide shareholders with a high level of current income consistent with the preservation of capital and liquidity. The Fund's goal is to maintain a stable share price of $1.00.

The Fund pursues its objective by investing in a variety of high quality money market securities, including the following:

 .  U.S. Treasury Bills
 .  U.S. Government short-term notes
 .  Commercial paper issued by large corporations
 .  Repurchase agreements
 .  CDs issued by large banks

Fund Positioning for the Past Year

Since July 1995, the Federal Reserve Board has reduced the Federal Funds rate a total of 0.75%. The current Fed Funds rate is 5.25%, still relatively high in relation to inflation, which is running at an annual rate of about 2.5%.

As a rule, money market yields track the movement of the Fed Funds rate. As the Fed has cut rates over the past several months, money market rates have declined as well. As of January 31, 1996, the IAI Money Market Fund's 7-day yield was 5.06%, down slightly from January 31, 1995 when it was 5.13%.

Typically, the strategy in a falling interest rate environment would be to try to invest in longer-term money market securities, locking in higher interest rates for a longer period of time. To some extent, we were able to do that with two-month securities which we purchased prior to the February 1, 1996 cut in the Fed Funds rate. For the most part, however, the money market yield curve has been relatively flat or slightly inverted. That is, money market instruments maturing in over several months do not offer higher yields than those securities maturing in one month or less. As a result, we have chosen to keep the portfolio's maturity relatively short as of January 31, 1996.

Fund Positioning Going Forward

Because the U.S. economy continues to grow slowly, we expect the Federal Reserve Board to remain accomodative in 1996. The real interest rate of Fed Funds--the current yield minus the inflation rate--continues to be higher than historical norms. This, combined with a slow economy is likely to allow money market yields to drift lower this year.


/s/Timothy A. Palmer

Timothy A. Palmer, CFA
Fund Manager

                             Fund Manager's Review
                             ---------------------
                             IAI Money Market Fund




Average Annual Returns/1/+
Through 1/31/96

                                                      Since Inception
                                 1 Year                   1/05/93
===============================================================================
 IAI Money Market Fund             5.46%                    4.02%
 ...............................................................................
 Lipper Money Market
  Instrument Fund Average          5.27%                    3.87%/2/

 +  Past performance is not predictive of future performance.
/1/ Fees and expenses are currently being voluntarily waived to .50% of average daily net assets.
/2/ Since 1/1/93


Sectors                                         Effective Maturity
% of Portfolio as of 1/31/96                    % of Portfolio as of 1/31/96


     [PIE CHART APPEARS HERE]                       [GRAPH APPEARS HERE]

    37%  U.S. Government Agency                        0-1 Month  100%
    63%  Commercial Paper



Note to Chairman's Letter & Fund Manager's Review

Performance data for the IAI Money Market Fund assumes reinvestment of all dividends. The IAI Money Market Fund is managed to maintain a stable share value of $1.00 and historically has always achieved this objective. But, unlike bank deposits and CDs, money market funds are not guaranteed, and there can be no assurance that a stable share value will be maintained.

Past performance is not a guarantee of future results. More complete information about the Fund, including charges and expenses, is available in the prospectus. Please read the Fund's prospectus carefully before investing. All indices cited are unmanaged, and are either trademarks, registered trademarks or copyrights of their respective sponsoring companies.

                                 Fund Portfolio
                                 --------------
                                IAI Reserve Fund

                                January 31, 1996
          (percentage figures indicate percentage of total net assets)

U.S. Government Obligations -- 10.0%



                                                                                              Principal         Market
                                                                          Rate    Maturity      Amount         Value (a)
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bills -- 0.9%
                                                                          6.89%   02/08/96   $  100,000       $   99,900
                                                                          5.12    04/25/96      400,000 (b)      395,436
                                                                                                              ----------
                                                                                                                 495,336
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note -- 9.1%
                                                                          5.13    06/30/98    5,000,000        5,014,850
========================================================================================================================
Total Investments in U.S. Government Obligations
(Cost: $5,502,278)............................................................................................$5,510,186
========================================================================================================================

U.S. Government Agency Securities -- 5.4%
                                                                                              Principal         Market
                                                                          Rate    Maturity      Amount         Value (a)
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank -- 5.4%
Federal Home Loan Bank (discount notes)                                   5.80%   02/01/96   $2,000,000       $2,000,000
                                                                          5.35    03/06/96    1,000,000          994,947
                                                                                                              ----------
                                                                                                               2,994,947
========================================================================================================================
Total Investments in U.S. Government Agency Securities
(Cost: $2,994,947)............................................................................................$2,994,947
========================================================================================================================

U.S. Government Agency Mortgage-backed Securities -- 9.1%
                                                                                              Principal         Market
                                                                          Rate    Maturity      Amount         Value (a)
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation Gold -- 4.5%
                                                                          5.50%   02/01/01   $2,500,000       $2,493,750
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association -- 4.6%
                                                                          6.00    02/01/03    2,500,000        2,504,675
========================================================================================================================
Total Investments in U.S. Government Agency Mortgage-backed Securities
(Cost: $4,990,235)............................................................................................$4,998,425
========================================================================================================================

              See accompanying Notes to Fund Portfolios on page 13

                                 Fund Portfolio
                                 --------------
                                IAI Reserve Fund

                                January 31, 1996
Corporate Bonds -- 17.2%

                                                                Principal      Market
                                           Rate    Maturity      Amount       Value (a)
---------------------------------------------------------------------------------------
Financial -- 7.7%
Salomon (medium-term note)                  5.32%   09/16/96   $2,200,000    $2,192,344
USF&G                                       7.00    05/15/98    2,000,000     2,052,080
                                                                             ----------
                                                                              4,244,424
---------------------------------------------------------------------------------------
Industrial -- 5.7%
Cablevision                                10.75    01/30/02    1,000,000     1,092,500
RJR Nabisco (medium-term note)              6.25    01/31/97    2,000,000     2,010,680
                                                                             ----------
                                                                              3,103,180
---------------------------------------------------------------------------------------
Utilities -- 3.8%
GTE Hawaii                                  7.00    02/01/06    2,000,000     2,088,920
=======================================================================================
Total Investments in Corporate Bonds
(Cost: $9,252,099).......................................................... $9,436,524
 ======================================================================================

Asset-Backed Securities -- 19.8%

                                                                                     Principal     Market
                                                                Rate     Maturity     Amount      Value (a)
------------------------------------------------------------------------------------------------------------
Auto Loan Related -- 11.0%
Chase Manhattan Grantor Trust 95-B A                             5.90%    11/15/01   $1,875,817  $ 1,891,199
General Motors Acceptance Corporation Grantor Trust 95-A A       7.15     03/15/00    2,574,725    2,627,379
Mitsubishi Auto Trust 93-1 A                                     4.00     11/16/98    1,573,461    1,559,191
                                                                                                 -----------
                                                                                                   6,077,769
------------------------------------------------------------------------------------------------------------
Credit Card -- 5.5%
Chase Manhattan Credit Card Master Trust 95-2 A                  5.76(c)  08/15/01    1,500,000    1,500,000
Chemical Credit Card Master Trust 96-2 A                         5.98     09/15/08    1,000,000      993,790
Dayton-Hudson Credit Card Master Trust 95-1 A                    6.10     02/25/02      500,000      510,230
                                                                                                 -----------
                                                                                                   3,004,020
------------------------------------------------------------------------------------------------------------
Equipment Loan Related -- 3.3%
Case Equipment Loan Trust 95-B A2                                5.95     09/15/00    1,800,000    1,807,308
============================================================================================================
Total Investments in Asset-Backed Securities
(Cost: $10,812,053)..............................................................................$10,889,097
============================================================================================================

              See accompanying Notes to Fund Portfolios on page 13

                                 Fund Portfolio
                                 --------------
                                IAI Reserve Fund

                                January 31, 1996

Commercial Paper -- 47.0%


                                                                  Principal      Market
                                                Rate   Maturity    Amount       Value (a)
------------------------------------------------------------------------------------------
Commercial Services - 12.9%
PHH                                             5.45%  02/14/96   $2,600,000   $ 2,594,883
Pitney Bowes Credit                             5.40   02/28/96    2,500,000     2,489,875
University of Chicago                           5.49   02/15/96    2,000,000     1,995,730
                                                                               -----------
                                                                                 7,080,488
------------------------------------------------------------------------------------------
Financial -- 19.1%
Bell Atlantic Financial Services                5.45   02/13/96    2,500,000     2,495,458
CSW Credit                                      5.45   03/06/96    2,500,000     2,487,132
IBM Credit                                      5.45   02/23/96    3,000,000     2,990,008
Weyerhauser Mortgage                            5.35   03/01/96    2,500,000     2,489,226
                                                                                ----------
                                                                                10,461,824
------------------------------------------------------------------------------------------
Foods and Food Processing -- 4.5%
Sunkist Growers                                 5.50   02/02/96    2,500,000     2,499,618
------------------------------------------------------------------------------------------
Industrial -- 6.7%
Dupont                                          5.45   02/08/96    1,700,000     1,698,199
Sandoz                                          5.45   02/20/96    2,000,000     1,994,247
                                                                                ----------
                                                                                 3,692,446
------------------------------------------------------------------------------------------
Utilities -- 3.8%
Idaho Power                                     5.50   02/05/96    2,100,000     2,098,717
==========================================================================================
Total Investments in Commercial Paper
(Cost: $25,833,093)............................................................$25,833,093
==========================================================================================
Total Investments in Securities
(Cost: $59,384,705) (d)........................................................$59,662,272
==========================================================================================
Other Assets and Liabilities (net) -- (8.5%)...................................$(4,687,855)
==========================================================================================
Total Net Assets...............................................................$54,974,417
==========================================================================================

              See accompanying Notes to Fund Portfolios on page 13

                                 Fund Portfolio
                                 --------------
                             IAI Money Market Fund

                                January 31, 1996
          (percentage figures indicate percentage of total net assets)

U.S. Government Agency Securities -- 36.8%

                                                                    Principal     Market
                                               Rate   Maturity       Amount      Value (a)
--------------------------------------------------------------------------------------------

Federal Farm Credit Bank -- 4.7%
Federal Farm Credit Bank (discount note)       5.43%   02/02/96     $1,300,000    $1,299,804
--------------------------------------------------------------------------------------------
Federal Home Loan Bank -- 14.8%
Federal Home Loan Bank (discount notes)        5.80     02/01/96       500,000        500,000
                                               5.40     02/26/96     1,060,000      1,056,025
                                               5.50     02/28/96     1,000,000        995,875
                                               5.35     03/06/96     1,500,000      1,492,421
                                                                                   ----------
                                                                                    4,044,321
---------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation -- 17.3%
Federal Home Loan Mortgage Corporation
  (discount notes)                             5.50     02/01/96     1,000,000      1,000,000
                                               5.39     02/13/96     2,400,000      2,395,688
                                               5.40     02/20/96     1,355,000      1,351,138
                                                                                   ----------
                                                                                    4,746,826
=============================================================================================
Total Investments in U.S. Government Agency Securities
(Cost: $10,090,951)...............................................................$10,090,951
=============================================================================================


              See accompanying Notes to Fund Portfolios on page 13

                                 Fund Portfolio
                                 --------------
                             IAI Money Market Fund

                                January 31, 1996

Commercial Paper -- 63.2%


                                                                 Principal      Market
                                              Rate   Maturity     Amount      Value (a)
----------------------------------------------------------------------------------------
Commercial Services -- 9.1%
PHH                                           5.47%  02/14/96   $1,500,000   $ 1,497,037
Pitney Bowes Credit                           5.40   02/28/96    1,000,000       995,950
                                                                             -----------
                                                                               2,492,987
----------------------------------------------------------------------------------------
Electronic Technology - 10.9%
Emerson Electric                              5.40   02/21/96    1,500,000     1,495,500
General Electric                              5.40   03/08/96    1,500,000     1,491,900
                                                                             -----------
                                                                               2,987,400
----------------------------------------------------------------------------------------
Foods and Food Processing -- 14.6%
Cargill                                       5.47   02/05/96    1,500,000     1,499,088
Pepsico                                       5.40   03/01/96    1,000,000       995,650
Philip Morris                                 5.40   02/22/96    1,500,000     1,495,275
                                                                             -----------
                                                                               3,990,013
----------------------------------------------------------------------------------------
Industrial -- 9.1%
Dupont                                        5.45   02/08/96    1,500,000     1,498,411
Weyerhauser                                   5.35   03/01/96    1,000,000       995,690
                                                                             -----------
                                                                               2,494,101
----------------------------------------------------------------------------------------
Telecommunications -- 9.8%
AT&T                                          5.43   02/16/96    1,200,000     1,197,285
Southwestern Bell                             5.40   02/27/96    1,500,000     1,494,150
                                                                             -----------
                                                                               2,691,435
----------------------------------------------------------------------------------------
Utilities -- 9.7%
Northern States Power                         5.42   02/06/96    1,500,000     1,498,871
Wisconsin Electric Fuel                       5.48   02/14/96    1,147,000     1,144,730
                                                                             -----------
                                                                               2,643,601
========================================================================================
Total Investments in Commercial Paper
(Cost: $17,299,537)..........................................................$17,299,537
========================================================================================
Total Investments in Securities
(Cost: $27,390,488) (d)......................................................$27,390,488
========================================================================================
Other Assets and Liabilities (net) -- 0.0%
  ...........................................................................$     4,545
========================================================================================
Total Net Assets
  ...........................................................................$27,395,033
========================================================================================

              See accompanying Notes to Fund Portfolios on page 13

                            Notes to Fund Portfolios
                            ------------------------
                    IAI Reserve Fund, IAI Money Market Fund

                                January 31, 1996



                                      (a)
Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                      (b)
Security is partially pledged to cover initial margin on open futures contracts (see Note 6 to the financial statements).



                                      (c)
Interest rate varies to reflect current market conditions; rate shown is the effective rate on January 31, 1996.

                                      (d)
At January 31, 1996, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:


------------------------------------------------------------------------------
                                 IAI Reserve Fund        IAI Money Market Fund
------------------------------------------------------------------------------
Cost for federal tax purposes       $59,384,705               $27,390,488
                                 =============================================
Gross unrealized appreciation       $   290,864               $    -
Gross unrealized depreciation           (13,297)                   -
                                 ---------------------------------------------
Net unrealized appreciation         $   277,567               $    -
                                 =============================================

                      Statements of Assets and Liabilities
                      ------------------------------------
                    IAI Reserve Fund, IAI Money Market Fund

                                January 31, 1996

                                                                        IAI          IAI Money
                                                                     Reserve Fund   Market Fund
===============================================================================================
Assets
Investments in securities, at market
  (Cost: $59,384,705 and $27,390,488) (see Fund Portfolios)          $59,662,272    $27,390,488
Cash in bank on demand deposit                                               133        112,609
Accrued interest receivable                                              311,843             --
Organization costs (Note 1)                                                   --         20,176
Other                                                                     28,458          5,478
                                                                     --------------------------
  Total assets                                                        60,002,706     27,528,751
                                                                     --------------------------
Liabilities
Payable for investment securities purchased                            4,990,234             --
Accrued investment advisory fees                                          24,663             --
Accrued dividend-disbursing, administrative, and accounting fees           9,680             --
Other accrued expenses                                                     3,712         19,002
Dividends payable ($.0042 per share)                                          --        114,716
                                                                     --------------------------
  Total liabilities                                                    5,028,289        133,718
                                                                     --------------------------
    Net assets applicable to outstanding capital stock               $54,974,417    $27,395,033
                                                                     ==========================
Represented By:
Capital stock                                                        $    54,948    $   273,950
Additional paid-in capital                                            56,025,602     27,121,041
Undistributed net investment income                                       19,989             --
Accumulated net realized gains (losses) on investments                (1,387,215)            42
Unrealized appreciation on investment securities                         261,093             --
                                                                     --------------------------
  Total -- representing net assets applicable
   to outstanding capital stock                                      $54,974,417    $27,395,033
                                                                     ==========================
  Shares of capital stock outstanding; authorized 10 billion
   shares of $.01 par value stock                                      5,494,782     27,394,991
                                                                     --------------------------
  Net asset value per share of outstanding capital stock             $     10.00    $      1.00
                                                                     ==========================

           See accompanying Notes to Financial Statements on page 20

                            Statements of Operations
                            ------------------------
                    IAI Reserve Fund, IAI Money Market Fund


                          Year Ended January 31, 1996



                                                                         IAI                        IAI Money
                                                                     Reserve Fund                  Market Fund
==============================================================================================================
Net Investment Income
 Income
   Interest                                                           $4,776,626                    $1,875,186
                                                                      ----------------------------------------
     Total income                                                      4,776,626                     1,875,186
                                                                      ----------------------------------------
 Expenses
   Investment advisory fees                                              377,386                        95,879
   Distribution fees                                                      75,477                          --
   Dividend-disbursing, administrative, and accounting fees              150,954                        63,919
   Legal fees                                                               --                           2,730
   Custodian fees                                                          1,660                         1,230
   Amortization of organization costs                                       --                          10,541
   Compensation of Directors                                               7,300                         5,727
   Audit fees                                                             10,751                         8,024
   Printing and shareholder reporting                                     43,350                        27,920
   Registration fees                                                      21,250                        16,220
   Other expenses                                                         11,333                         3,995
                                                                      ----------------------------------------
     Total expenses                                                      699,461                       236,185
     Less fees reimbursed by Advisers or Distributor                     (57,904)                      (76,386)
                                                                      ----------------------------------------
     Net expenses                                                        641,557                       159,799
                                                                      ----------------------------------------
     Net investment income                                             4,135,069                     1,715,387
                                                                      ----------------------------------------
Net Realized and Unrealized Gains (Losses)
 Net realized gains (losses) on:
   Investment securities                                  $  496,749                  $    1,952
   Futures contracts                                        (652,109)                         --
                                                          ----------                  ----------
                                                                        (155,360)                        1,952
 Net change in unrealized appreciation or depreciation on:
   Investment securities                                     951,548                          --
   Futures contracts                                          30,589                          --
                                                          ----------                  ----------
                                                                         982,137                            --
                                                                      ----------------------------------------
   Net gain on investments                                               826,777                         1,952
                                                                      ----------------------------------------
   Net increase in net assets resulting
    from operations                                                   $4,961,846                    $1,717,339
                                                                      ========================================

           See accompanying Notes to Financial Statements on page 20

                      Statements of Changes in Net Assets
                      -----------------------------------
                    IAI Reserve Fund, IAI Money Market Fund



-----------------------------------------------------------------------------------------------------
Operations
  Net investment income
  Net realized gains (losses)
  Net change in unrealized appreciation or depreciation
                                                             ----------------------------------------
    Net increase in net assets resulting from operations
                                                             ----------------------------------------

Distributions to Shareholders From:
  Net investment income
                                                             ----------------------------------------
    Total distributions
                                                             ----------------------------------------

Capital Share Transactions (Note 4)
  Net proceeds from sale of shares
  Net asset value of shares issued to shareholders in
    reinvestment of distributions
  Cost of shares redeemed
                                                             ----------------------------------------
    Increase (decrease) in net assets from capital
     share transactions
                                                             ----------------------------------------
    Total increase (decrease) in net assets
Net assets at beginning of period
                                                             ----------------------------------------
Net assets at end of period
                                                             ========================================
  (including undistributed net investment income
    of $19,989 and $33,609 for Reserve Fund)

            IAI Reserve Fund                   IAI Money Market Fund

                       Period from                            Period from
     Year ended      April 1, 1994 to      Year ended      April 1, 1994 to
  January 31, 1996   January 31, 1995   January 31, 1996   January 31, 1995
---------------------------------------------------------------------------

   $   4,135,069      $   3,333,740      $   1,715,387      $     886,997
        (155,360)          (570,786)             1,952              3,441
         982,137           (124,030)                --                 --
---------------------------------------------------------------------------
       4,961,846          2,638,924          1,717,339            890,438
---------------------------------------------------------------------------


      (4,076,189)        (3,406,637)        (1,715,387)          (886,997)
---------------------------------------------------------------------------
      (4,076,189)        (3,406,637)        (1,715,387)          (886,997)
---------------------------------------------------------------------------

     188,582,912        121,503,576        415,404,027        130,873,884

       4,017,210          3,357,074          1,629,448            793,295
    (215,784,491)      (145,633,109)      (422,815,177)      (128,283,703)
---------------------------------------------------------------------------
     (23,184,369)       (20,772,459)        (5,781,702)         3,383,476
---------------------------------------------------------------------------
     (22,298,712)       (21,540,172)        (5,779,750)         3,386,917

      77,273,129         98,813,301         33,174,783         29,787,866
---------------------------------------------------------------------------
   $  54,974,417      $  77,273,129      $  27,395,033      $  33,174,783
===========================================================================

           See accompanying Notes to Financial Statements on page 20

                              Financial Highlights
                              --------------------
                                IAI Reserve Fund

Per share data for a share of capital stock outstanding throughout each period and selected information for each period indicated are as follows:


                                                    Year ended        Period from            Years ended March 31,
                                                    January 31,    April 1, 1994 to     ------------------------------
                                                       1996        January 31, 1995+      1994      1993        1992
----------------------------------------------------------------------------------------------------------------------
Net Asset Value
  Beginning of period                                $   9.89          $   9.98         $ 10.10    $ 10.16    $  10.17
                                                     -----------------------------------------------------------------
Operations
  Net investment income                                   .56               .40             .39        .36         .57
  Net realized and unrealized gains (losses)              .09              (.08)           (.13)       .02         .08
                                                     -----------------------------------------------------------------
    Total from operations                                 .65               .32             .26        .38         .65
                                                     -----------------------------------------------------------------

Distributions to Shareholders From:
  Net investment income                                  (.54)             (.41)           (.37)      (.36)       (.58)
  Net realized gains                                       --                --            (.01)      (.08)       (.08)
                                                     -----------------------------------------------------------------
    Total distributions                                  (.54)             (.41)           (.38)      (.44)       (.66)
                                                     -----------------------------------------------------------------

Net Asset Value
  End of period                                       $ 10.00          $   9.89         $  9.98    $ 10.10    $  10.16
                                                     =================================================================
Total investment return*                                 6.76%             3.21%           2.60%      3.81%       6.54%
Net assets at end of period (000's omitted)           $54,974          $ 77,273         $98,813    $82,085    $108,373

Ratios
  Expenses to average net assets                          .85%              .85%**          .85%       .85%        .85%
  Net investment income to average net assets            5.48%             4.77%**         3.95%      3.49%       5.63%
  Portfolio turnover rate
    (excluding short-term securities)                   261.1%            170.0%          235.0%     538.7%      218.1%

* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment
**Annualized
+ Reflects fiscal year-end change from March 31 to January 31.

                              Financial Highlights
                              --------------------
                             IAI Money Market Fund

Per share data for a share of capital stock outstanding throughout each period and selected information for each period indicated are as follows:


                                                 Year ended       Period from      Year ended       Period from
                                                 January 31,   April 1, 1994 to     March 31,   January 5, 1993***
                                                    1996       January 31, 1995+      1994       to March 31, 1993
------------------------------------------------------------------------------------------------------------------
Net Asset Value
 Beginning of period                               $  1.00          $   1.00         $  1.00         $   1.00
                                                   ---------------------------------------------------------------

Operations
 Net investment income                                 .05               .03             .03              .01
                                                   ---------------------------------------------------------------
  Total from operations                                .05               .03             .03              .01
                                                   ---------------------------------------------------------------

Distributions to Shareholders From:
 Net investment income                                (.05)             (.03)           (.03)            (.01)
                                                   ---------------------------------------------------------------
  Total distributions                                 (.05)             (.03)           (.03)            (.01)
                                                   ---------------------------------------------------------------

Net Asset Value
 End of period                                     $  1.00          $   1.00         $  1.00         $   1.00
                                                   ===============================================================
Total investment return*                              5.46%             3.47%           2.88%            2.85%**

Net assets at end of period (000's omitted)        $27,395          $ 33,175         $29,788         $ 25,877

Ratios
 Expenses to average daily net assets****              .50%              .50%**          .45%             .29%**
 Net investment income to average
   daily net assets****                               5.34%             4.12%**         2.73%            2.96%**

* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
**  Annualized
*** Commencement of operations
****The Fund's adviser voluntarily waived $76,386, $81,895, $147,924 and $18,494 in expenses for the year ended January 31, 1996, the period ended January 31, 1995, the year ended March 31, 1994, and the period ended March 31, 1993, respectively. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been .74%, .88%, .88% and .69%, respectively, and the ratio of net investment income to average daily net assets would have been 5.10%, 3.74%, 2.30% and 2.56%, respectively.
+   Reflects fiscal year-end change from March 31 to January 31.

                         Notes to Financial Statements
                         -----------------------------
                    IAI Reserve Fund, IAI Money Market Fund

                                January 31, 1996


[1]  Summary of Significant Accounting Policies

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. IAI Reserve Fund (Reserve Fund) is a separate portfolio of IAI Investment Funds V, Inc. IAI Money Market Fund (Money Market Fund) is a separate portfolio of IAI Investment Funds VI, Inc. This report covers only the Reserve Fund and Money Market Fund (the Funds). The funds' objectives are to provide shareholders with a high level of current income consistent with the preservation of capital and liquidity.

On November 9, 1994, the Board of Directors elected to change the fiscal year end of the Funds from March 31 to January 31. Accordingly, these financial statements include the ten-month period from April 1, 1994 to January 31, 1995.

Significant accounting policies followed by the Funds are summarized below:

Security Valuation

The values of debt securities for Reserve Fund are determined using pricing services or prices quoted by independent brokers. Short-term securities with maturities of 60 days or less from the date of acquisition are valued at amortized cost. Short-term securities with maturities greater than 60 days from the date of acquisition are marked-to-market on a daily basis.

Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities in Money Market Fund are valued daily at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

Repurchase Agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral, including accrued interest, is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization of the collateral may be delayed or limited.

Futures Contracts

In order to increase exposure to and hedge against changes in the market, Reserve Fund may buy and sell futures contracts. The risks of entering into futures contracts include the possibility that changes in the value of the contract may not correlate with changes in the value of the underlying securities. Futures contracts are valued at the settlement price of the exchange on which they are traded.

Upon entering into a futures contract, Reserve Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains and losses. The variation margin is paid or received in cash daily by Reserve Fund. Reserve Fund realizes a gain or loss when the contract is closed or expires.

Foreign Currency Translations and Foreign Currency Contracts

Reserve Fund may invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Exchange gains (losses) may also be realized between the trade and settlement dates on security and foreign currency contract transactions.

                         Notes to Financial Statements
                         -----------------------------
                    IAI Reserve Fund, IAI Money Market Fund

                                January 31, 1996

[1]  Summary of Significant Accounting Policies
     (Cont.)

Reserve Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reserve Fund may enter into foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by Reserve Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. Reserve Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all their taxable income to shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Funds are required to distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income and accumulated net realized losses have been decreased by $72,500 for Reserve Fund.

For federal income tax purposes, Reserve Fund has a capital loss carryover of approximately $1,404,000 at January 31, 1996 which, if not offset by subsequent capital gains, will expire in 2002 and 2003. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

Security Transactions and Investment Income

The Funds record security transactions on trade date, the date the securities are purchased or sold. Interest income is accrued daily. Reserve Fund amortizes discount purchased on long-term bonds using the level yield method of amortization. For Money Market Fund, discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

Distributions to Shareholders

Distributions to Reserve Fund shareholders are recorded on the ex-dividend date. Distributions from net investment income are paid monthly. For Money Market Fund, distributions from net investment income are declared daily and paid on the first business day of the following month. Capital gains for the Funds, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

                         Notes to Financial Statements
                         -----------------------------
                    IAI Reserve Fund, IAI Money Market Fund

                               January 31, 1996



[1]  Summary of Significant Accounting Policies (Cont.)

Organization Costs

Organization costs are being amortized over 60 months on a straight-line basis.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

[2] Commitments and Contingencies

For purposes of obtaining certain types of insurance coverage for the Funds and their officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). In connection with their obligations as policyholders, the Funds have made payments to the Company which have been capitalized. Also, the Funds are committed to make future capital contributions, if requested by the Company.

Reserve Fund and Money Market Fund have available $15,000,000 and $9,000,000 lines of credit, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. There were no borrowings outstanding at January 31, 1996.

[3] Fees and Expenses

Under the terms of an investment advisory agreement, the Funds pay Investment Advisers, Inc. (Advisers) a monthly management fee computed at an annual rate of
 .50% of the average month-end net assets for Reserve Fund and .30% of average daily net assets for Money Market Fund.

Each Fund also pays an annual fee to Advisers for acting as the Fund's dividend-disbursing, administrative, and accounting services agent. The fee is computed monthly on the average month-end net assets for Reserve Fund and average daily net assets for Money Market Fund at an annual rate of .20%.

Reserve Fund has adopted a plan of distribution with IAI Securities, Inc. (Distributor), the Fund's distributor. Under the Plan, Reserve Fund pays Distributor a monthly fee to cover expenses incurred in the distribution and promotion of Reserve Fund's shares. The fee is equal to an annual rate of .10% of Reserve Fund's average month-end net assets.

In addition to the advisory, distribution, and the dividend-disbursing, administrative, and accounting services fees, each Fund is responsible for paying its operating expenses, including costs incurred in the purchase and sale of assets. Advisers and Distributor have contractually agreed to reimburse Reserve Fund to the extent total expenses, excluding costs incurred in the purchase and sale of assets, exceed, on an annual basis, .85% of average month-end net assets.

Additionally, Advisers has voluntarily agreed to waive fees and expenses for Money Market Fund in excess of .50% of average daily net assets through June 30, 1996.

                         Notes to Financial Statements
                         -----------------------------
                    IAI Reserve Fund, IAI Money Market Fund

                               January 31, 1996

[4] Capital Stock

The Funds each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the year ended January 31, 1996, and the period ended January 31, 1995 were as follows:

                                                         IAI Reserve Fund                IAI Money Market Fund
-------------------------------------------------------------------------------------------------------------------
                                                 Year ended        Period from      Year ended        Period from
                                                 January 31,    April 1, 1994 to    January 31,    April 1, 1994 to
                                                    1996         January 31,1995       1996         January 31,1995
-------------------------------------------------------------------------------------------------------------------
Sold                                             18,896,381        12,212,854       415,404,027       130,873,884
Issued for reinvested distributions                 403,515           338,618         1,629,448           793,295
Redeemed                                        (21,617,432)      (14,636,560)     (422,815,177)     (128,283,703)
                                                -----------------------------------------------------------------
Increase (decrease) in shares outstanding        (2,317,536)       (2,085,088)       (5,781,702)        3,383,476
                                                =================================================================

[5] Purchases and Sales of Securities

For the year ended January 31, 1996, purchases of securities and sales proceeds for the Funds were as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                                  Purchases             Sales
-----------------------------------------------------------------------------------------------------------------
IAI Reserve Fund (excludes short-term securities)                               $   93,627,209     $   99,805,027
IAI Money Market Fund                                                           $1,042,638,714     $1,050,385,014


[6] Open Futures Contracts

The financial futures contracts shown below were open as of January 31, 1996 for the IAI Reserve Fund. The market value of securities deposited to cover initial margin requirements for the open positions at January 31, 1996 was $98,859.

                                                     Futures
-----------------------------------------------------------------------------------------------------------------
                             Number of        Expiration                       Market           Unrealized
Type                         Contracts           Month         Position         Value         Gains (Losses)
-----------------------------------------------------------------------------------------------------------------
 5 year U.S. Treasury Note      20            March 1996         Short       $2,211,874          ($18,587)
10 year U.S. Treasury Note      10            March 1996         Short       $1,148,438             2,113
                                                                                              --------------
                                                                                                 ($16,474)

                         Independent Auditors' Report
                         ----------------------------
                    IAI Reserve Fund, IAI Money Market Fund



The Board of Directors and Shareholders
IAI Investment Funds V, Inc.
IAI Investment Funds VI, Inc.:

We have audited the accompanying statements of assets and liabilities, including the fund portfolios of IAI Reserve Fund (a portfolio within IAI Investment Funds V, Inc.) and IAI Money Market Fund (a portfolio within IAI Investment Funds VI, Inc.) as of January 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from April 1, 1994 to January 31, 1995, and the financial highlights for the periods presented on pages 18 and 19 of the annual report. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Reserve Fund and IAI Money Market Fund at January 31, 1996, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
March 8, 1996

                            Federal Tax Information
                            -----------------------
                    IAI Reserve Fund, IAI Money Market Fund

We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for information purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.

(A) includes distribution of short-term capital gains, if any, which are taxable as ordinary income.

IAI Reserve Fund


 --------------------------------
 Payable Date           Ordinary
                       Income (A)
 --------------------------------
 February 1995             $.0400
 March 1995                 .0400
 April 1995                 .0435
 May 1995                   .0450
 June 1995                  .0480
 July 1995                  .0480
 August 1995                .0480
 September 1995             .0480
 October 1995               .0400
 November 1995              .0400
 December 1995              .0823
 January 1996               .0200
 --------------------------------
                           $.5428

IAI Money Market Fund

 --------------------------------
 Payable Date           Ordinary
                       Income (A)
 --------------------------------
 February 1995             $.0041
 March 1995                 .0047
 April 1995                 .0043
 May 1995                   .0049
 June 1995                  .0048
 July 1995                  .0043
 August 1995                .0045
 September 1995             .0042
 October 1995               .0045
 November 1995              .0043
 December 1995              .0046
 January 1996               .0042
 --------------------------------
                           $.0534

                             IAI Mutual Fund Family
                             ----------------------

TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE
MUTUAL FUNDS IN OUR FUND FAMILY

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Secondary
IAI Fund                       Primary Objective                   Objective             Portfolio Composition
-----------------------------------------------------------------------------------------------------------------------------------
IAI Developing Countries Fund  Capital Appreciation                --                    Equity securities of companies in
                                                                                         developing countries
-----------------------------------------------------------------------------------------------------------------------------------
IAI International Fund         Capital Appreciation                Income                Equity securities of non-U.S. companies
-----------------------------------------------------------------------------------------------------------------------------------
IAI Emerging Growth Fund       Capital Appreciation                --                    Common stocks of small to medium-sized
 (closed to new investors                                                                emerging growth companies
 as of 2/1/96)
-----------------------------------------------------------------------------------------------------------------------------------
IAI Capital Appreciation Fund  Capital Appreciation                --                    Common stocks of medium-sized growth
                                                                                         companies
-----------------------------------------------------------------------------------------------------------------------------------
IAI Midcap Growth Fund         Capital Appreciation                --                    Common stocks of medium-sized growth
                                                                                         companies
-----------------------------------------------------------------------------------------------------------------------------------
IAI Regional Fund              Capital Appreciation                --                    Common stocks of Upper Midwest companies
-----------------------------------------------------------------------------------------------------------------------------------
IAI Growth Fund                Capital Appreciation                --                    Common stocks with potential for
                                                                                         above-average growth and appreciation
-----------------------------------------------------------------------------------------------------------------------------------
IAI Value Fund                 Capital Appreciation                --                    Common stocks which are considered to be
                                                                                         undervalued
-----------------------------------------------------------------------------------------------------------------------------------
IAI Growth & Income Fund       Capital Appreciation                Income                Common stocks with potential for long-term
                                                                                         appreciation, and common stocks that are
                                                                                         expected to produce income
-----------------------------------------------------------------------------------------------------------------------------------
IAI Balanced Fund              Total Return                        Income                Common stocks, investment grade bonds and
                               [Capital Appreciation + Income]                           short-term instruments
-----------------------------------------------------------------------------------------------------------------------------------
IAI Bond Fund                  Income                              Capital Preservation  Investment grade bonds
-----------------------------------------------------------------------------------------------------------------------------------
IAI Minnesota Tax Free Fund    Tax-free Income                     Capital Preservation  Investment grade municipal bonds
                               [Exempt from Federal Income Taxes]
-----------------------------------------------------------------------------------------------------------------------------------
IAI Government Fund            Income                              Capital Preservation  U.S. Government securities
-----------------------------------------------------------------------------------------------------------------------------------
IAI Reserve Fund               Stability/Liquidity                 Income                The portfolio has a maximum average
                                                                                         maturity of 25 months, investing primarily
                                                                                         in investment grade bonds
-----------------------------------------------------------------------------------------------------------------------------------
IAI Money Market Fund          Stability/Liquidity                 Income                The portfolio's average dollar-weighted
                                                                                         maturity is less than 90 days, investing in
                                                                                         high quality, money market securities
-----------------------------------------------------------------------------------------------------------------------------------

26
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                                  DISTRIBUTOR

                             IAI SECURITIES, INC.


                              INVESTMENT ADVISER
                                  AND MANAGER

                           INVESTMENT ADVISERS, INC.

                                 P.O. Box 357

                        Minneapolis, MN 55440-0357 USA

                                 800.945.3863

                                 612.376.2700


                                   CUSTODIAN

                         Norwest Bank Minnesota, N.A.

                              Sixth and Marquette

                             Minneapolis, MN 55479


                                 LEGAL COUNSEL

                           Dorsey & Whitney P.L.L.P.

                            220 South Sixth Street

                             Minneapolis, MN 55402


                             INDEPENDENT AUDITORS

                             KPMG Peat Marwick LLP

                              4200 Norwest Center

                             Minneapolis, MN 55402


                                   DIRECTORS

                                Madeline Betsch

                              W. William Hodgson

                                George R. Long

                                 Noel P. Rahn

                             Richard E. Struthers

                               J. Peter Thompson

                              Charles H. Withers

                                  [IAI LOGO]

                                 MUTUAL FUNDS

  3700 FIRST BANK PLACE, P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357 USA
                               FAX 612.376.2737


                                 800.945.3863
                                 612.376.2700